Advancing Pharmacy - Reforming Health Care David B. Snow, Jr. Chairman and CEO Barclays Capital Global Healthcare Conference March 11, 2009

Forward-Looking Statements This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management ("PBM") and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance" and similar expressions to identify these forward-looking statements. Medco's actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Forward-looking statements in this presentation should be evaluated together with the risks and uncertainties that affect our business, particularly those mentioned in the Risk Factors section of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission. © 2009 Medco Health Solutions, Inc. All rights reserved.

Who is Medco Ranked #51 on the Fortune 100* List $51.3 Billion in Revenues for 2008 60+ Million Members Largest Independent PBM Measured by Drug Spend Largest Specialty Pharmacy Largest Mail-Order Pharmacies in the World Leader in Clinical Innovation *2007 Rankings © 2009 Medco Health Solutions, Inc. All rights reserved.

2005 2006* 2007* 2008A/E Why Medco 2005 2006* 2007* 2008E** MHS 0.1705 0.1748 0.347 0.31 S&P 500 0.194 0.166 -0.188 -0.739 S&P 500 Healthcare Index 0.157 -0.022 0.095 0.098 GAAP EPS Y/Y Growth Rates MHS vs. S&P 500 Indices GAAP EPS Growth Rates 2009E GAAP EPS 0.18 MHS 15% - 20% 2009E Source: Standard & Poor's; Data as of the close of March 2, 2009 (486 of the S&P 500 companies have reported 4Q08 earnings) *Excludes first-quarter 2006 legal settlements charge; see reconciliation to GAAP financial tables in appendix Clients pressured to reduce health care costs Rising unemployment Tight credit markets © 2009 Medco Health Solutions, Inc. All rights reserved.

What is Driving Our Growth Strong Sales Growth Mail-Order Prescription Growth Generic Dispensing Growth Specialty Pharmacy Growth Medicare Business Growth Clinical Leadership - Improving Health Outcomes at Lower Total Health Care Cost © 2009 Medco Health Solutions, Inc. All rights reserved.

New-Named & Net-New Sales Performance *As of fourth-quarter 2008 earnings call $7.2B Annualized new-named sales Net-new sales Client retention rate >$8.0B $5.4B >$6.1B 98% 96.4% 2008 2009* Completed over 96% of the ~$20 billion in 2009 scheduled and early elective renewals © 2009 Medco Health Solutions, Inc. All rights reserved.

Mail-Order Script Volume 2005 2006 2007 2008 2009E New Business 4 4.7 2.9 Mail-Order Volume 87 89 95 106 107 Mail-Order Prescription Volume (in millions) *Estimated 2009 mail-order volume range as a result of economic factors Mail-Order Prescription Volume Opportunity (in millions) 106 2008 Mail- Order Volume ~110 ~216 Chronic Rx's at Retail LIVE CHARTs 2005 2006 2007 2008E 2009E New Business 4 4.7 2.9 Mail-Order Volume 87 89 95 105 107 New Business 4 4.7 2.9 Mail-Order Volume 87 89 95 106 107 87 89 95 106 105-107* New Business 4 4.7 2.9 Mail-Order Volume 87 89 95 106 107 © 2009 Medco Health Solutions, Inc. All rights reserved.

2004 2005 2006 2007 2008 2009E New Business 1.9 3.2 3.7 1.7 7.2 8 2004 A 2005 A 2006 2007E 2008E 2009E East % Penetration Rate 0.35 0.32 0.1789 0.532 0.6451 0.089 New-Named Sales and Mail-Order Growth Opportunity Adjusted mail-order penetration rate for new business Annualized new-named sales ($ in billions) Annualized New-Named Sales and Adjusted Mail-Order Penetration 35% 32% 18% 53% 65% 9% 2009: a record year for health plan wins Typically, health plans have lower mail penetration to start Opportunity to grow mail-order volume © 2009 Medco Health Solutions, Inc. All rights reserved.

2008 2009 2010 2011 2012 2013 2014 2015 Acute Chronic/Complex 11.8 13.4 7.5 16.3 22.1 7.8 15.9 4.7 Generics Opportunity Risperdal(r) Lamictal(r) Fosamax(r) Imitrex(r) Prevacid(r) Topamax(r) Valtrex(r) Adderall XR(r) Effexor XR(r) Flomax(r) Cozaar(r) Hyzaar(r) Lipitor(r) Actos(r) Zyprexa(r) Levaquin(r) Aricept(r) Plavix(r) Seroquel(r) Singulair(r) Diovan(r) Lexapro(r) Lovenox(r) Source: U.S. Drug spend estimates are based on IMS Health data for 2007 and 2008. Compounded amounts prorated for mid-term expirations. Brand drug expirations based on expected patent expiration dates current as of February 2009. Changes may occur due to litigation, patent challenges, etc. $11.8 $13.4 $7.5 $16.3 $22.1 $7.8 $15.9 $4.7 Cymbalta(r) Celebrex(r) Aciphex(r) Nexium(r) Vytorin(r) Lyrica(r) Zetia(r) Spiriva(r) Nasonex(r) Abilify(r) 2008 2009 2010 2011 2012 2013 2014 2015 5.7 11.8 11.8 11.8 11.8 11.8 11.8 11.8 5.7 13.4 13.4 13.4 13.4 13.4 13.4 4.5 7.5 7.5 7.5 7.5 7.5 4.9 16.3 16.3 16.3 16.3 12.7 22.1 22.1 22.1 2.1 7.8 7.8 10.1 15.9 3.2 $5.7 $17.5 $29.8 $37.7 $61.8 $73.3 $89.1 $98.1 ($ in billions) ($ in billions) $99.5 billion in Brand Drugs Off-Patent from 2008-2015 Off-Patent Compounding Effect (prorated) 2009 Generic Contribution of $0.11; 65% in 2H'09 © 2009 Medco Health Solutions, Inc. All rights reserved.

2013* 2014 2015 2016 2017 Overall U.S. Market Opportunity 4.1 2.7 13.4 3.7 10.1 Medco Opportunity 3 0.5 6.4 2.1 0 Biogenerics Opportunity Market Availability of $34.0 Billion Biogenerics Opportunity Source: U.S. Drug spend estimates are based on IMS Health data for 2007 (if available), manufacturer reported U.S. sales or a percent of manufacturer reported worldwide annual sales of the drug. Market availability of biogenerics based on expected patent expiration dates current as of November 2008 plus two years. Changes may occur due to litigation, patent challenges, etc. *Includes all drugs with patent expirations through 2011 Assumes A generic pathway commences in 2011 After patent expiration, will take 2 years for a biogeneric to become available Neupogen(r) Betaseron(r) Humulin(r) Novolin(r) Pulmozyme(r) Intron A(r) Infergen(r) 6 Human Growth Hormone products Remicade(r) Leukine(r) Epogen(r) Aranesp(r) Rituxan(r) Avonex(r) Humalog(r) Novolog(r) Rebif(r) Cerezyme(r) Procrit(r) Enbrel(r) Erbitux(r) Avastin(r) Synagis(r) Tysabri(r) Herceptin(r) Lantus(r) Neulasta(r) Kineret(r) Fabrazyme(r) Follistim(r) /Gonal-f(r) Overall U.S. Market Opportunity ($ in billions) © 2009 Medco Health Solutions, Inc. All rights reserved.

$7.3 $15.0 $4.0 2008 2009 2010 2011 2012 2013* 2014 2015 Acute Chronic/Complex 11.8 13.4 7.5 16.3 22.1 7.8 15.9 4.7 4.1 2.7 13.4 Biogenerics Expand Generic Opportunity ($ in billions) U.S. traditional generic off-patent opportunity $11.9 $18.6 $18.1 U.S. biogeneric off-patent opportunity $7.8 $15.9 $4.7 Source: U.S. Drug spend estimates are based on IMS Health data for 2007 (if available), manufacturer reported U.S. sales or a percent of manufacturer reported worldwide annual sales of the drug. Market availability of biogenerics based on expected patent expiration dates current as of November 2008 plus two years. Changes may occur due to litigation, patent challenges, etc. *Includes all drugs with patent expirations through 2011 © 2009 Medco Health Solutions, Inc. All rights reserved.

2006 2007 2008 2009E Acute Chronic/Complex 5437 6043 7974 9000 Strong Specialty Pharmacy Growth Accredo Net Revenues $5.4 ~$9.0 $8.0 $6.0 Accredo Operating Income 2006 2007 2008 2009E 189 210 281 325 $189 $281 $300+ $210 CAGR 19% CAGR 22% ($ in billions) ($ in millions) © 2009 Medco Health Solutions, Inc. All rights reserved.

Total Health Plan Addressable Market (% of lives) Retiree Solutions - Casting a Broad Net 2008 Medicare PDP revenues of $618.6 million Over 300% growth in total retiree lives for 2009; majority are no risk, ASO contracts Expanding health plan Medicare ASO footprint increases retiree recapture capability and access to new lives Growth in health plan partner base Testament to world-class Medicare service model Coverage 2nd Qtr East 0.35 0.65 2008 2009 Coverage 2nd Qtr East 0.56 0.44 Medco health plan partner solution No health plan partner solution 35% 56% © 2009 Medco Health Solutions, Inc. All rights reserved.

Clinical Innovations Medco Therapeutic Resource Centers(r) (TRCs) Pharmacogenomics (Personalized Medicine) Driving Sales, Mail Penetration, and Generic Dispensing Rates © 2009 Medco Health Solutions, Inc. All rights reserved.

Medco's Role in Health Care Reform Facts: When you manage drugs better, you manage the whole health care system better For prescription drugs, health care is wired today Chronic and complex diseases are responsible for 96% of drug costs and 75% of medical expenses in the U.S. For 88% of chronic and complex diseases, drugs are the first choice for medical intervention (131 out of 149) Instability of a chronic or complex patient is most often tied to deviations from accepted clinical protocol or non-compliance Deviations from protocol and non-compliance cost the system billions of dollars annually $350 billion of expense associated with gaps in care for patients with chronic and complex disease © 2009 Medco Health Solutions, Inc. All rights reserved.

Medco Diabetes TRC: Adherence to Evidence-Based Protocols

Key Diabetes Metrics		Medco Diabetes TRC	Top Retail Chains, Medco Book-of-Business				
			Chain 1	Chain 2	Chain 3	Chain 4	Chain 5
Average Blood Sugar, *lower to prevent amputation, blindness, kidney failure, nerve damage, heart attack, stroke*							
Assess average blood sugar (A1C test in past year)	M**	69.2%	61.9%	66.6%	66.5%	64.1%	64.8%
Insulin users monitoring blood sugar with test strips	MP	60.7%	55.5%	61.3%	52.4%	48.2%	65.3%
Adherence – diabetes medication	P	78.1%	55.1%	52.6%	61.2%	51.8%	57.3%
Prevent ER visits for insulin users	M**	80.2%	77.8%	77.4%	76.8%	77.0%	78.7%
Blood Pressure, *lower to prevent heart attack, stroke and kidney failure*							
Use ACE-inhibitor/ARB (>55)	P	77.0%	74.7%	75.0%	74.0%	74.9%	73.8%
Use ACE-inhibitor/ARB (% BP med users)	P	86.8%	83.6%	83.7%	83.6%	84.4%	83.4%
Adherence – any BP medication	P	83.3%	64.5%	61.9%	69.8%	60.8%	66.2%
Cholesterol, *lower to prevent heart attack and stroke*							
Assess LDL-Cholesterol (obtain LDL-C test)	M**	63.8%	57.8%	62.1%	61.3%	58.5%	59.6%
Use cholesterol medication	P	76.6%	63.3%	61.5%	64.0%	60.7%	62.7%
Adherence – cholesterol medication	P	80.5%	60.9%	58.7%	67.0%	58.2%	63.6%

** Medical measures are limited to diabetics under 65 years of age due to data limitations typically observed in Medicare eligible populations
M = Measured using Medical Claims Data; P = using Pharmacy Claims Data; MP = using either Medical or Pharmacy Claims Data

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© 2009 Medco Health Solutions, Inc. All rights reserved.
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Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 Month 7 Month 8 Month 9 Month 10 Month 11 Month 12 Month 13 Month 14 Month 15 Month 16 Month 17 Month 18 Month 19 Month 20 Month 21 Medical Cost Drug Cost Six-Sigma Approach to ACE/ARB Therapy in Patients with Diabetes % Gaps Remaining Full TRC Program Activated Remaining Gaps in ACE/ARB in Patients with Diabetes Source: Medco integrated data, 6-client analysis, ~600K lives Monthly Data Random distribution Non-random distribution © 2009 Medco Health Solutions, Inc. All rights reserved.

% of Total Adherence Gaps Closed in 90 Days by TRC ....as Well as Gaps in Adherence Diabetes Pulmonary Cardio Total % Closed Adherence Gaps 0.76 0.74 0.75 0.76 Source: Medco integrated data, ~600K lives © 2009 Medco Health Solutions, Inc. All rights reserved.

Diabetes Pulmonary Cardio Total % Closed Adherence Gaps 0.18 0.57 0.24 0.22 TRC's are Closing Omission Gaps... % of Total Omission Gaps Closed in 90 Days by TRC Source: Medco integrated data, 6-client analysis, ~600K lives © 2009 Medco Health Solutions, Inc. All rights reserved.

The Significance of Personalized Medicine 1 in 4 Medco patients take a drug with pharmacogenomic considerations 36.1 million patients with ^1 prescription filled in 2006 8.7 million patients (24%) with prescriptions for a drug with human pharmacogenomics info on label Source: Frueh et al. Pharmacotherapy. 2008;28(8):992-998. The TRC platform enables the introduction of personalized medicine to Medco membership © 2009 Medco Health Solutions, Inc. All rights reserved.

Clients Agree with the Clinical Value of Our Pharmacogenomic Programs 180,000 new users annually within Medco's book-of business Mounting evidence on the value of genotyping 70,000 Medco members on therapy More evidence accumulating on the value of genetic testing Warfarin Tamoxifen Over 100 clients enrolled totaling more than 4 million lives © 2009 Medco Health Solutions, Inc. All rights reserved.

Based in part on Medco data, the FDA has launched an investigation that could lead to changes in prescribing protocols while patients are taking Plavix Demonstrating the power of personalized medicine The Impact of Our Evidence-Based Clinical Model © 2009 Medco Health Solutions, Inc. All rights reserved.

National Health Care Reform Agenda Provide benefits for the uninsured Support health information technology initiatives Promote the use of generics Senator Obama sponsored Personalized Medicine Act Provide a pathway for biogenerics/biosimilars Opportunity for Medco Obama Administration Health Care Objectives © 2009 Medco Health Solutions, Inc. All rights reserved.

Health Care Reform Provisions Aligned with Medco's Strategy Tax credits for unemployed workers to keep benefits through COBRA + Computerized health records in 5 years + Comparative effectiveness research + Prevention and wellness interventions Neutral Transforming health care system $630 billion reserve fund to finance reforms Eight principles, including guaranteeing consumer choice with the option to keep employer-based health plan + +/- Impact to Medco © 2009 Medco Health Solutions, Inc. All rights reserved.

Financing Reforms Replace current Medicare Advantage system with competitive bidding where payments to plans are based on average of plan's bids submitted to CMS Neutral Reduce drug prices Establish legal path for generic biologic drug approval Prohibit manufacturers from reformulating existing products to restart exclusivity period ("ever-greening") Increase Medicaid rebates from 15.1% to 22.1% of AMP Apply the additional rebates to new drug formulations Allow states to collect rebates provided through Medicaid MCO's Step up enforcement of program integrity (FWA) + + + + + Neutral Expand Medicare and Medicaid research through new demonstration and pilot projects + Improve rural health Expand community based prevention Modernize infrastructure Neutral +/- Impact to Medco © 2009 Medco Health Solutions, Inc. All rights reserved.

Continued Financial Strength in a Weak Economy 2009 Guidance* 2009 % Growth over 2008 2008 2008 % Growth over 2007 EPS (GAAP) $2.45-$2.55 15%-20% $2.13 31% EPS (adj. for intangible amortization) $2.67-$2.77 15%-19% $2.33 28% *As of fourth-quarter 2008 earnings call © 2009 Medco Health Solutions, Inc. All rights reserved.

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Driving the Total Value Proposition for Clients Retailers encourage clients to move into a lower market discount tier by driving scripts to retail channel Time (Years) Mail Pricing Value Total Value Retail Pricing Value Client Total Healthcare Savings Client Pricing Discount High Mail Pen Low Mail Pen 3 6 0 9+ Brand pricing GDR on chronic medications Formulary compliance Dispensing cost Mail Advantage Total Customer Value Mail Pricing Advantage Added Clinical Value ILLUSTRATIVE © 2009 Medco Health Solutions, Inc. All rights reserved.

Brand and Generic Trend Source: New England Journal of Medicine, November 15, 2007 MAT denotes moving annual total; MAT 06/07 represents the 12 months ending in June 2007. Data are from IMS Health, National Prescription Audit Plans, National Sales Perspective, June 2007. Brand Name Generic Total Prescriptions Dispensed (%) 1999 53 47 2000 54 47 2001 53 47 2002 52 48 2003 50 51 2004 47 53 2005 43 57 2006 39 61 MAT 2006/ 2007 37 63 Drug Mix Trend (%) 1999 88 12 2000 89 11 2001 90 10 2002 89 11 2003 88 12 2004 88 12 2005 87 13 2006 85 15 MAT 2006/ 2007 84 16 Drug Spend Mix Trend (%) Total Expenditures on Prescription Drugs (%) © 2009 Medco Health Solutions, Inc. All rights reserved.

Reconciliation Tables Medco Health Solutions, Inc. Selected Information (Unaudited) Full Years Ended Full Years Ended Earnings Per Share Reconciliation December 29, 2007 December 30, 2006 GAAP diluted earnings per share $1.63 $1.04 Adjustment for the 2006 legal settlements charge1 - $0.17 Diluted earnings per share, excluding the legal charge $1.63 $1.21 Diluted earnings per share growth over prior year 35% 17% 1) This represents the pre-tax legal settlements charge of $162.6 million recorded in the first quarter of 2006. © 2009 Medco Health Solutions, Inc. All rights reserved.

Reconciliation Tables Medco Health Solutions, Inc. Selected Information (Unaudited) Full Years Ended Full Years Ended Estimated Full Year Ended December 26, 2009 Estimated Full Year Ended December 26, 2009 Earnings Per Share Guidance Reconciliation December 29, 2007 December 27, 2008 Low End High End GAAP diluted earnings per share $1.63 $2.13 $2.45 $2.55 Adjustment for the amortization of intangible assets1 $0.19 $0.20 $0.22 $0.22 Diluted earnings per share, excluding intangible amortization $1.82 $2.33 $2.67 $2.77 GAAP diluted earnings per share growth over prior year 31% 15% 20% Diluted earnings per share growth over prior year, excluding intangible amortization 28% 15% 19% 1) This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company. © 2009 Medco Health Solutions, Inc. All rights reserved.